THIRD AMENDMENT
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIRD AMENDMENT (the "Amendment"), dated as of July 31, 1998 (the "Third Amendment Date") to Amended and Restated Credit Agreement, dated as of March 5, 1996, made by The Chase Manhattan Bank , a New York banking corporation having an office at 106 Corporate Park Drive, White Plains, New York 10604 (the "Bank") and DEL GLOBAL TECHNOLOGIES CORP., a New York corporation having an office at One Commerce Park, Valhalla, New York 10595 ("Del"), RFI CORPORATION, a Delaware corporation having an office at 100 Pine Aire Drive, Bay Shore, New York 11706 ("RFI"), DYNARAD CORP., a New York corporation having an office at 19 Jefryn Boulevard, Deer Park, New York 11729 ("Dynarad"), BERTAN HIGH VOLTAGE CORP., a New York corporation having an office at 121 New South Road, Hicksville, New York 11801 ("Bertan High Voltage"), DEL MEDICAL SYSTEMS CORP., a New York corporation having an office at One Commerce Park, Valhalla, New York
10595 ("Del Medical"), and GENDEX-DEL MEDICAL IMAGING CORP., a Delaware corporation having an office at 11550 West King Street, Franklin Park, Illinois 60131 ("Gendex-DMI" and together with Del, RFI, Dynarad, Bertan High Voltage, and Del Medical hereinafter sometimes referred to collectively as the "Debtors"), and amended by that certain amendment dated as of August 2, 1996 and that certain amendment dated as of August 1, 1997.

                               W I T N E S S E T H

         WHEREAS, the Debtors and the Bank entered into an Amended and Restated Credit Agreement dated as of March 5, 1996 and amended by that certain amendment dated as of August 2, 1996 and that certain amendment dated as of August 1, 1997, (as heretofore amended, the "Agreement") pursuant to the terms of which the Bank agreed to make certain financial accommodations available to the Debtors;

         WHEREAS, all capitalized terms used in the Agreement and not otherwise defined herein shall have the meanings given to them in the Agreement;

         WHEREAS, the Debtors and the Bank have agreed, among other things, to amend the formula pursuant to which Del may repurchase common stock of Del without the consent of the Bank;

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
undertakings herein contained, the Debtors and the Bank hereby agree as follows:

                  A. Modification of Agreement

                  1. Section 1.1. Section 1.1 of the Agreement is hereby modified as of the Third Amendment Date by the addition of the following definitions in their proper alphabetical positions:

                  Third Amendment shall mean the amendment to the Agreement dated as of July 31, 1998.

                  Third Amendment Date shall mean July 31, 1998.

         2. Section 6.7. Section 6.7 of the Agreement is hereby deleted as of the Third Amendment Date and the following substituted therefor:

                  6.7 Investments. Own, purchase or acquire any stock, obligations, assets or securities of, or any interest in, or make any capital contribution or loan or advance to, any other person, or make any other investments with an aggregate fair market value exceeding $1,000,000.00 (valued at the time of the acquisition thereof), except that the Debtors may (i) own, purchase or acquire certificates of deposit of the Bank or any FDIC-insured commercial bank registered to do business in any state of the United States having capital and surplus in excess of $500,000,000; (ii) own, purchase or acquire obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States; (iii) own, purchase or acquire commercial paper of a domestic issuer rated at least A-1 by Standard and Poor's Corporation or P-1 by Moody's Investors Service, Inc.; (iv) purchase or acquire during any fiscal year of Del, shares of the common stock of Del with an aggregate fair market value (valued at the time of the acquisition thereof) of not more than 80% of its Net Income for the such fiscal year, and thereafter own all such shares so purchased or acquired, provided, however, that no default under Section 6.4, Section 6.8, Section 6.9 or
         Section 6.11 of this Agreement shall have occurred and be continuing at the time of such repurchase and after giving effect to such repurchase of shares, no default shall exist under Section 6.9 hereof; (v) own, purchase, or acquire stock, obligations and/or securities of any other person provided that such stock, obligations and/or securities are held by the Debtors in the deferred compensation account(s) which are maintained by Del for the benefit of Leonard A. Trugman; and (vi) make Acquisitions with the proceeds of Additional Term Loans provided, however, that the Bank shall have given its prior written approval of such Acquisitions to the extent that they exceed, in the aggregate, $3,000,000 calculated from the First Amendment Date.

                  B. Condition of Effectiveness

         The obligation of the Bank to enter into this Amendment to the Loan Agreement and to make or provide any financial accommodation to the Debtors pursuant to the terms of this Amendment is subject to the condition precedent that the Bank shall have received each of the following documents, in form and substance satisfactory to the Bank and its counsel, and each of the following requirements shall have been fulfilled:

                  1. This Amendment. The Debtors and the Bank shall each have executed and delivered this Amendment.

                  2. Evidence of Corporate Action by Company. The Bank shall have received a certificate of the Secretary or Assistant Secretary of each of the Debtors, dated the Third Amendment Date, in substantially the form of
Exhibit 1 to this Amendment, attesting to all corporate action taken by such Debtor, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Amendment and each other document to be delivered pursuant to or in connection with this Amendment, and including a copy of all amendments to such Debtor's certificate of incorporation and by-laws which are subsequent to the Second Amendment Date, a current good standing certificate, and an incumbency and signature certificate.

                  3. Officer's Certificate. The following statements shall be true and the Bank shall have received a certificate, dated the Third Amendment Date, in substantially the form of Exhibit 2 to this Amendment, signed by a duly authorized officer of each of the Debtors stating that to the best of his knowledge:

                  a.       The  representations  and  warranties   contained  in
                           Section 3 of the Agreement and in each of the other Credit Documents are correct on and as of the Third Amendment Date, as though made on and as of such dates; and

                  b. No default or Event of Default has occurred and is continuing, or would result from the execution and performance by the Debtors of this Amendment or the Agreement (as amended by this Amendment) or any of the other Credit Documents; and

                  c. There has been no material adverse change in the business, operations, assets or condition, financial or otherwise, of the Debtors since the date of the most recent financial statements provided to the Bank.

                  4. Opinion Letter. The Bank shall have received an opinion of counsel to the Debtors, substantially in the form of Exhibit 3 to this Amendment.

                  5. Costs and Expenses. The Debtors shall have paid, or reimbursed the Bank, for all costs, expenses and charges (including, without limitation, all expenses and reasonable fees of legal counsel for the Bank) incurred in connection with the negotiation, preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder.

                  C. Reference to and Effect on the Loan Documents

         1. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Credit Documents to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

         2. Except as specifically amended above, the Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         3. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

                  D. Miscellaneous

         1. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         2. Headings. Section headings in this Amendment are included herein for convenience of reference only and do not constitute a part of this Amendment for any other purpose.

         3. Exhibits. Exhibits 1-3 shall constitute integral parts of this Amendment.

         4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

(Corporate Seal)                       DEL GLOBAL TECHNOLOGIES CORP.


ATTEST:                                By:/S/ Leonard A. Trugman
                                          ----------------------
                                          Leonard A. Trugman
                                          Chairman of the Board, Chief Executive
/S/ Michael Taber                         Officer and President
--------------------
Michael Taber, Secretary

(Corporate Seal)                       RFI CORPORATION


ATTEST:                                By:/S/ Leonard A. Trugman
                                          ----------------------
                                          Leonard A. Trugman
                                          Chairman of the Board, Chief Executive
/S/ Michael Taber                         Officer and President
--------------------
Michael Taber, Secretary


(Corporate Seal)                       DYNARAD CORP.


ATTEST:                                By:/S/ Leonard A. Trugman
                                          ----------------------
                                          Leonard A. Trugman
                                          Chairman of the Board, Chief Executive
/S/ Michael Taber                         Officer and President
--------------------
Michael Taber, Secretary


(Corporate Seal)                       BERTAN HIGH VOLTAGE CORP.


ATTEST:                                By:/S/ Leonard A. Trugman
                                          ----------------------
                                          Leonard A. Trugman
                                          Chairman of the Board, Chief Executive
/S/ Michael Taber                         Officer and President
--------------------
Michael Taber, Secretary


(Corporate Seal)
                                       DEL MEDICAL SYSTEMS CORP.


ATTEST:                                By:/S/ Leonard A. Trugman
                                          ----------------------
                                          Leonard A. Trugman
                                          Chairman of the Board, Chief Executive
/S/ Michael Taber                         Officer and President
--------------------
Michael Taber, Secretary


(Corporate Seal)

                                        GENDEX-DEL MEDICAL IMAGING CORP.


ATTEST:                                By:/S/ Leonard A. Trugman
                                          ----------------------
                                          Leonard A. Trugman
                                          Chairman of the Board, Chief Executive
/S/ Michael Taber                         Officer and President
--------------------
Michael Taber, Secretary

                                       THE CHASE MANHATTAN BANK


                                       By: /S/Thomas R. Himmelright
                                           ------------------------
                                           Thomas R. Himmelright, Vice President

State of New York                   )
                                    ) ss.:
County of    Westchester            )


         On the 23rd day of October in the year 1998, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Leonard A. Trugman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

  Joanne Rizzuto                                 /S/Joanne Rizzuto
  Notary Public, State of New York               -------------------------------
  No. 01RI5078399                                            NOTARY PUBLIC
  Qualified in Westchester County
  Commission Expires May 27, 1999

State of New York                   )
                                    ) ss.:
County of     Westchester           )


         On the 23rd day of October in the year 1998, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Thomas R. Himmelright, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

  Joanne Rizzuto                                 /S/Joanne Rizzuto
  Notary Public, State of New York               -------------------------------
  No. 01RI5078399                                            NOTARY PUBLIC
  Qualified in Westchester County
  Commission Expires May 27, 1999               --------------------------------

                             Exhibit 1 to Amendment

                             SECRETARY'S CERTIFICATE
                          DEL GLOBAL TECHNOLOGIES CORP.

         The undersigned, Secretary of Del Global Technologies Corp., a New York corporation (the "Corporation"), delivers this certificate in connection with the Third Amendment to Amended and Restated Credit Agreement dated as of July 31, 1998 by and among The Chase Manhattan Bank (the "Bank") and the Corporation, RFI Corporation, Dynarad Corp., Bertan High Voltage Corp., Del Medical Systems Corp., and Gendex-Del Medical Imaging Corp. (the "Amendment"), and hereby certifies as follows:

         1. The person listed below holds the office indicated and has been authorized by the Corporation to execute the Amendment on behalf of the Corporation and the documents to be delivered pursuant to the Amendment. The signature set forth opposite his name is his specimen signature and the Bank is entitled to rely upon such authorization and specimen signature until further notified by the Corporation:

      Name                   Title                        Signature
      ----                   -----                        ---------

Leonard A. Trugman         President                 /S/Leonard A. Trugman
                                                     ---------------------

         2. The copy of each resolution necessary for the Corporation to enter into the transactions contemplated by the Amendment, attached hereto as Exhibit A, is true, complete and correct and has not been amended since the date of its adoption;

         3. Since the Second Amendment Date, there have been no amendments to the certificate of incorporation of the Corporation;

         4. Since the Second Amendment Date, there have been no amendments to the by-laws of the Corporation; and

         5. Attached hereto as Exhibit B is the Certificate of Good Standing of the Corporation, dated no earlier than thirty (30) days prior to the date hereof, from the State of New York certifying that the Corporation is in good standing.

         IN WITNESS  WHEREOF,  I hereby set my hand  hereto  this day of October
1998.
                                                  /S/Michael Taber
                                                  ------------------------------
                                                  Michael Taber, Secretary

         I, Leonard A. Trugman, President of DEL GLOBAL TECHNOLOGIES CORP., a New York corporation, do hereby certify that:

         The person listed below holds the office indicated and that the signature set forth opposite his name is his specimen signature:

    Name                     Title              Signature
    ----                     -----              ---------

Michael Taber              Secretary        /S/Michael Taber
                                            ----------------

Dated October 23, 1998
      -------------------                   /S/Leonard A. Trugman
                                            ---------------------
                                            Leonard A. Trugman



                  The foregoing to serve as format for certificates for each of the other Debtors

                                    Exhibit A
                                       to
                             Secretary's Certificate
                    Joint Action by Unanimous Written Consent
                                     of the
                               Board of Directors
                                   of each of
         DEL GLOBAL TECHNOLOGIES CORP., RFI CORPORATION, DYNARAD CORP.,
              BERTAN HIGH VOLTAGE CORP., DEL MEDICAL SYSTEMS CORP.,
                      and GENDEX-DEL MEDICAL IMAGING CORP.

         The undersigned,  being all of the members of the Board of Directors of
(i) Del Global Technologies Corp., a New York corporation ("Del"), (ii) RFI Corporation, a Delaware corporation ("RFI"), (iii) Dynarad Corp., a New York corporation ("Dynarad"), (iv) Bertan High Voltage Corp., a New York corporation ("Bertan"), (v) Del Medical Systems Corp., a New York corporation ("Del
Medical"), and Gendex-Del Medical Imaging Corp., a Delaware corporation ("Gendex", and collectively with Del, RFI, Dynarad, Bertan, and Del Medical, the "Corporations") pursuant to Section 708 of the Business Corporation Law of the State of New York, and pursuant to Section 228 of the Delaware General Corporation Law of the State of Delaware with respect to RFI and Gendex, do hereby take the following action and adopt the following Resolutions and direct that this Consent be filed with the minutes of each Corporation:

                  RESOLVED, that each of the Corporations is hereby authorized to amend the Amended and Restated Credit Agreement, dated as of March 5, 1996 and amended as of August 2, 1996 and as of August 1, 1997 (the "Credit Agreement"), by and among the Corporations and The Chase Manhattan Bank ("Chase") in order to modify the formula pursuant to which Del may repurchase common stock of Del without the consent of Chase; and further

                  RESOLVED, that each of the Corporations is hereby authorized to enter into, and the Chief Executive Officer, President or Executive Vice President of each of the Corporations is hereby authorized and directed to execute and deliver on behalf of each of the Corporations, the Third Amendment to the Credit Agreement (the "Amendment") with Chase, in the form to be reviewed by the Chief Executive Officer, President or the Executive Vice President of each Corporation in consultation with counsel and in such final form containing such amendments, additions, deletions, modifications and other changes as he, in his sole discretion, shall approve (such approval to be conclusively evidenced by the execution and delivery thereof by the Chief Executive Officer, President or Executive Vice President); and further

                  RESOLVED, that the Chief Executive Officer, President, or Executive Vice President and Secretary of each of the Corporations are each hereby authorized and directed to execute and deliver on behalf of each of the Corporations such other agreements, documents and instruments in such form as shall be approved by the Chairman of the Board, Chief Executive Officer, President or Executive Vice President, in his sole discretion (such approval to be conclusively evidenced by the execution and delivery thereof by such Chairman of the Board, Chief Executive Officer, President or Executive Vice President), and to perform all acts and to take all other action required or permitted to be taken by each of the Corporations pursuant to or in furtherance of the Amendment, and the other instruments referred to therein.

         IN WITNESS WHEREOF, the undersigned have executed this Consent this 23rd day of October 1998.

                                          For DEL GLOBAL TECHNOLOGIES CORP.:
                                          /S/Leonard A. Trugman
                                          --------------------------------------
                                          Leonard A. Trugman
                                          /S/Natan V. Bertman
                                          --------------------------------------
                                          Natan V. Bertman
                                          /S/David Michael
                                          --------------------------------------
                                          David Michael
                                          /S/Seymour Rubin
                                          --------------------------------------
                                          Seymour Rubin
                                          /S/James M. Tiernan
                                          --------------------------------------
                                          James M. Tiernan

                                          For RFI CORPORATION:
                                          /S/Leonard A. Trugman
                                          --------------------------------------
                                          Leonard A. Trugman
                                          /S/Seymour Rubin
                                          --------------------------------------
                                          Seymour Rubin
                                          /S/David Engel
                                          --------------------------------------
                                          David Engel


                                          For DYNARAD CORP.:
                                          /S/Leonard A. Trugman
                                          --------------------------------------
                                          Leonard A. Trugman
                                          /S/David Engel
                                          --------------------------------------
                                          David Engel
                                          /S/Seymour Rubin
                                          --------------------------------------
                                          Seymour Rubin


                                          For BERTAN HIGH VOLTAGE CORP.:
                                          /S/Leonard A. Trugman
                                          --------------------------------------
                                          Leonard A. Trugman
                                          /S/David Engel
                                          --------------------------------------
                                          David Engel
                                          /S/Seymour Rubin
                                          --------------------------------------
                                          Seymour Rubin


                                          For DEL MEDICAL SYSTEMS CORP.:
                                          /S/Leonard A. Trugman
                                          --------------------------------------
                                          Leonard A. Trugman
                                          /S/David Engel
                                          --------------------------------------
                                          David Engel
                                          /S/Seymour Rubin
                                          --------------------------------------
                                          Seymour Rubin


                                          For GENDEX-DEL MEDICAL IMAGING CORP.:
                                          /S/Leonard A. Trugman
                                          --------------------------------------
                                          Leonard A. Trugman
                                          /S/David Engel
                                          --------------------------------------
                                          David Engel
                                          /S/John Mankowich
                                          --------------------------------------
                                          John Mankowich

                             Exhibit 2 to Amendment

                              OFFICER'S CERTIFICATE

         This certificate is given in connection with the Third Amendment to Amended and Restated Credit Agreement (the "Amendment") dated as of July 31, 1998 by and among Del Global Technologies Corp. (the "Company"), RFI Corporation ("RFI"), Dynarad Corp. ("Dynarad"), Bertan High Voltage Corp. ("Bertan"), Del Medical Systems Corp. ("Del Medical"), Gendex-Del Medical Imaging Corp. ("Gendex" and together with the Company, RFI, Dynarad, Bertan High Voltage, and Del Medical hereinafter referred to collectively as the "Debtors") and The Chase Manhattan Bank (successor by merger to the Chase Manhattan Bank, N.A.) (the "Bank"), amending the Amended and Restated Credit Agreement dated as of March 5, 1996 between the Debtors and the Bank and previously amended by that certain amendment dated as of August 2, 1996 and that certain amendment dated as of August 1, 1997 (as amended, the "Credit Agreement"; the terms defined in the Credit Agreement are used herein as in the Credit Agreement unless otherwise defined herein).

1. The representations and warranties contained in Section 3 of the Credit Agreement and in each of the other Credit Documents are correct on and as of the Third Amendment Date as though made on and as of such date; and

2. No default or Event of Default has occurred and is continuing, or would result from this execution and performance by the Company of the Amendment or the Credit Agreement (as amended by the Amendment) or any of the other Credit Documents; and

3. There has been no material adverse change in the business, operations, assets or condition, financial or otherwise, of the Company since the date of the most recent financial statements provided to the Bank.

                                          /S/Leonard A. Trugman
                                          --------------------------------------
                                          Name:  Leonard A. Trugman
                                          Title: Chairman of the Board, Chief
                                                 Executive Officer and President



                  The foregoing to serve as format for certificates for each of the other Debtors

                             Exhibit 3 to Amendment

                                 OPINION LETTER

                (Letterhead of Tashlik, Kreutzer & Goldwyn P.C.)


                                                       Dated as of July 31, 1998

The Chase Manhattan Bank
106 Corporate Park Drive
White Plains, New York 10604

     Re: Del Global Technologies Corp. ("Del"), RFI Corporation ("RFI"), Dynarad Corp. ("Dynarad"), Bertan High Voltage Corp. ("Bertan high Voltage"), Del Medical Systems Corp., ("Del Medical") and Gendex-Del Medical Imaging Corp. ("Gendex") and, collectively with Del, RFI, Dynarad, Bertan High Voltage and Gendex, sometimes referred to as the "Borrowers") with The Chase Manhattan Bank (the "Bank")

Gentlemen:

We have acted as counsel to the Borrowers and have been requested by the Bank to render our opinion with respect to the authorization and execution of the Third Amendment to Amended and Restated Credit Agreement, dated of even date herewith, among each of the Borrowers and the Bank (the "Amendment");

Terms used herein and not otherwise defined herein shall have the meanings ascribed to those terms in the Amended and Restated Credit Agreement, dated as of March 5, 1996, by and among the Borrowers, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of August 2, 1996, by and among the Borrowers and the Bank, the Second Amendment to Amended and Restated Credit Agreement dated as of August 1, 1997, by and among the Borrowers and the Bank, the Third Amendment to Amended and restated Credit Agreement dated as of July 31, 1998, by and among the Borrowers and the Bank.

We advise you that we have examined and relied upon originals or copies certified to our satisfaction of the Certificate of Incorporation and By-Laws of each of the Borrowers; minutes of meetings of the Board of Directors of each of the Borrowers; the Loan Documents; and such other corporate records, documents, instruments and certificates of, and communications from, officers and representatives of each of the Borrowers and certain public officials concerning the incorporation and good standing of each of the Borrowers and such other investigations and examinations as we have deemed necessary or appropriate as the basis for the opinions hereinafter expressed. In making such examinations, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of documents submitted to us as certified or photostatic copies. We have not, except as specifically noted in this opinion, made any independent review or investigation as to factual matters as a basis for the opinions hereinafter expressed. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Borrowers, (ii) receipt of a certificate executed by an officer of one or more of the Borrowers covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.

Based solely on the foregoing and subject to the accuracy of our assumptions and the statements upon which we have relied and to the limited scope and extent of our investigation, it is our opinion that:

1. Del is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

2. RFI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

3. Dynarad is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

4. Bertan High Voltage is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

5. Del Medical is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

6. Gendex is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

7. Each of the Loan Documents, as and to the extent modified by the Third Amendment, constitutes a valid and binding obligation of Del, Dynarad, Bertan High Voltage, Del Medical, Gendex and/or RFI, as the case may be, each enforceable in accordance with its terms. There is no provision in the Certificate of Incorporation or By-Laws of any of the Borrowers or, to the best of our knowledge, in any agreement, court order or other legal arrangement to which any of the Borrowers is a party, which would impair the ability of any Borrower to fulfill its obligations under the Loan Documents or which would affect the validity or enforceability of such documents in accordance with their terms.

8. To the best of our knowledge, there are no judicial or administrative appeals, actions or proceedings pending, nor threatened, which would, if adversely decided, impair the ability of any Borrower to fulfill its obligations under the Loan Documents.

9. The execution, delivery and performance of the Third Amendment have been duly authorized by all requisite corporate action.

This opinion is subject to the effect of any and all bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and court decisions with respect thereto. Furthermore, no opinion is expressed with respect to the specific enforceability of any of the remedies, covenants or other provisions of the Loan Documents and the application of equitable principles in any proceeding, whether at law or in equity.

We are attorneys admitted to practice only in the State of New York and do no purport to be experts on the laws of other jurisdictions other than Federal law in effect on the date hereof and except to the extent that matters of Delaware corporate law are involved in the opinions set forth above. With respect to any matters concerning Delaware corporate law involved in the opinions set forth above, we draw your attention to the fact that we are not admitted to the Bar in the State of Delaware and are not experts in the law of such jurisdiction, and that any such opinions concerning Delaware corporate law are based upon our reasonable familiarity with the Delaware General Corporation Law as a result of our prior involvement in transactions involving such laws.

We draw your attention to the fact that certain members of this firm, own, directly or indirectly, shares of common stock and options to purchase shares of common stock of Del.

This opinion is being delivered to the Bank solely for its use in connection with the closing of the Loan Documents and may not be quoted, with or without reference to our firm, or relied upon, or delivered to any person without our prior written consent which may be withheld in our sole discretion. This opinion is specifically limited to matters as of the date hereof and we undertake no obligations to update it. We express no opinion on the possible effects of changes in factual or legal matters occurring hereinafter including, without limitation, the effects of the course of conduct or dealings hereinafter between the Bank and the Borrowers and any and all assignees and participants.



                                     Very truly yours,

                                     /S/ Tashlik, Kreutzer & Goldwyn PC
                                     TASHLIK, KREUTZER & GOLDWYN PC